UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2005

BRONCO ENERGY FUND, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29541	86-0972709
State or other jurisdiction	Commission	IRS Employer
Of incorporation	File Number	Identification Number

2920 North Swan Road, Suite 206, Tucson, AZ 85712

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (866) 305-0485.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

Background

On December 21, 2004, Bronco Energy Fund elected to be regulated as a Business Development Company (“BDC”) as that term is defined in Section 54 of the Investment Company Act. As a BDC, the Company was subject to the Investment Company Act, including certain provisions applicable only to BDC’s (the “BDC Provisions”), although it is excepted from certain provisions of the Investment Company Act applicable to registered closed-end investment companies. BDC’s generally are provided greater flexibility with respect to management compensation, capital structure, transactions among affiliates and other matters than registered closed-end investment companies. Nevertheless, as a BDC, the Company was subject to significant regulation of its activities, as described below under “Investment Company Act Provisions Applicable to BDC’s.”

In consideration of the future operations of the Company and its planned acquisitions in the coal and energy industries, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC. The Board believes that, given the nature of the Company’s business and the change in its focus from investing, reinvesting, owning, holding, or trading in investment securities in the coal and energy industries to that of an operating company whose focus will be on acquisitions of controlling investments in operating companies and assets in the target industries, the regulatory regime governing BDC’s is no longer appropriate and will hinder the Company’s future growth.

On May 27, 2005, the Board unanimously approved the proposal to authorize the Board to withdraw the Company’s election to be treated as a BDC as soon as practicable so that it may begin conducting business as an operating company rather than a BDC subject to the Investment Company Act. On September 2, 2005, the Company filed a Form N-54C notifying the Securities and Exchange Commission that, pursuant to the provisions of Section 54(c), it withdrew its election to be subject to Sections 55 through 65 of the Investment Company Act of 1940 (the “Act”). The Company qualified for the immediate withdrawal of its BDC election by virtue of fact that the Company has never made a public offering of its securities and does not have more than 100 shareholders. Upon filing of the Company’s Form N54C, the Company is no longer subject to the regulatory provisions of the Investment Company Act applicable to BDC’s generally, including regulations related to insurance, custody, composition of its Board, affiliated transactions and any compensation arrangements. The Company will continue as a reporting public company and will still be subject to the Securities Exchange Act of 1934; however, it is no longer be subject to the 1940 Act.

Investment Company Act Provisions Applicable to BDC’s

Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress; (d) offer to extend significant managerial assistance to such eligible portfolio companies; and (e) file a proper notice of election with the SEC.

The Investment Company Act also imposes, among others, the following regulations on BDC’s:

A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the stockholders;

A BDC must carry its investments at value if a public trading market exists for its portfolio securities or fair value if one does not rather than at cost in its financial reports;

The issuance of senior equities and debt securities by a BDC is subject to certain limitations;

A BDC’s right to issue options, rights and warrants to purchase its stock is restricted;

A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the SEC;

There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

There are limits on the types of assets that a BDC may acquire. A BDC may not acquire any asset other than “qualifying assets” unless, at the time the acquisition is made, such “qualifying assets” represent at least 70% of the value of the BDC’s total assets. “Qualifying Assets” generally include: (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment. A BDC may invest in the securities of public companies and other investments that are not “qualifying assets”, but such investments may not exceed 30% of the BDC’s total asset value at the time of such investment;

A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders; and

A BDC is restricted in its ability to repurchase its shares directly from stockholders.

Loss to Shareholders of Investment Company Act Protections

With the filing on September 2, 2005 of the Company’s withdrawal of its election to be treated as a BDC, the Company is no longer subject to regulation under the Investment Company Act, which is designed to protect the interests of investors in investment companies. Specifically, our stockholders no longer have the following protections of the Investment Company Act:

•              Asset coverage ratio that is designed to protect stockholders’ value by having security in an asset. Section 61 of the 1940 Act requires that a BDC maintain a ratio of assets to senior securities of at least 200%.

•              Inability to change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act.

•              Prohibition from protecting any director or officer against any liability to the Company or our stockholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

•              Requirement to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.

•              A majority of our directors must be persons who are not interested persons, as that term is defined in Section 56 of the 1940 Act.

•              The protections set forth in Section 57 of the 1940 Act, which requires, in part, the following:

a.             Transactions involving controlling or closely affiliated persons. It shall be unlawful for any person who is related to a business development company in a manner described in subsection (b) of this section, acting as principal—

1.             knowingly to sell any security or other property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities;

2.             knowingly to purchase from such business development company or from any company controlled by such business development company, any security or other property (except securities of which the seller is the issuer);

3.             knowingly to borrow money or other property from such business development company or from any company controlled by such business development company (unless the borrower is controlled by the lender), except as permitted in section 21(b) [15 USCS § 80a-21(b)] or section 62 [15 USCS § 80a-61]; or

4.             knowingly to effect any transaction in which such business development company or a company controlled by such business development company is a joint or a joint and several participant with such person in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business development company or controlled company is a participant and receiving compensation therefor.

b.             Controlling or closely affiliated persons. The provisions of subsection (a) of this section shall apply to the following persons:

1.             Any director, officer, employee, or member of an advisory board of a business development company or any person (other than the business development company itself) who is, within the meaning of section 2(a)(3)(C) of this title [15 USCS § 80a-2(a)(3)(C)], an affiliated person of any such person specified in this paragraph.

2.             Any investment adviser or promoter of, general partner in, principal underwriter for, or person directly or indirectly either controlling, controlled by, or under common control with, a business development company (except the business development company itself and any person who, if it were not directly or indirectly controlled by the business development company, would not be directly or indirectly under the control of a person who controls the business development company), or any person who is, within the meaning of section 2(a)(3)(C) or (D) [15 USCS § 80a-2(a)(3)(C) or (D)], an affiliated person of any such person specified in this paragraph.

c.             Exemption orders. Notwithstanding paragraphs (1), (2), and (3) of subsection (a), any person may file with the Commission an application for an order exempting a proposed transaction of the applicant from one or more provisions of such paragraphs. The Commission shall grant such application and issue such order of exemption if evidence establishes that—

1.             the terms of the proposed transaction, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching of the business development company or its shareholders or partners on the part of any person concerned;

2.             the proposed transaction is consistent with the policy of the business development company as recited in the filings made by such company with the Commission under the Securities Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and

3.             the proposed transaction is consistent with the general purposes of this title.

d.             Transactions involving noncontrolling shareholders or affiliated persons. It shall be unlawful for any person who is related to a business development company in the manner described in subsection (e) of this section and who is not subject to the prohibitions of subsection (a) of this section, acting as principal—

1.             knowingly to sell any security or other property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities;

2.             knowingly to purchase from such business development company or from any company controlled by such business development company, any security or other property (except securities of which the seller is the issuer);

3.             knowingly to borrow money or other property from such business development company or from any company controlled by such business development company (unless the borrower is controlled by the lender), except as permitted in section 21(b) [15 USCS § 80a-21(b)]; or

4.             knowingly to effect any transaction in which such business development company or a company controlled by such business development company is a joint or a joint and several participant with such affiliated person in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such affiliated person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business development company or controlled company is a participant and receiving compensation therefor.

e.             Noncontrolling shareholders or affiliated persons; executive officer. The provisions of subsection (d) of this section shall apply to the following persons:

1.             Any person (A) who is, within the meaning of section 2(a)(3)(A) [15 USCS § 80a-2(a)(3)(A)], an affiliated person of a business development company, (B) who is an executive officer or a director of, or general partner in, any such affiliated person, or (C) who directly or indirectly either controls, is controlled by, or is under common control with, such affiliated person.

2.             Any person who is an affiliated person of a director, officer, employee, investment adviser, member of an advisory board or promoter of, principal underwriter for, general partner in, or an affiliated person of any person directly or indirectly either controlling or under common control with a business development company (except the business development company itself and any person who, if it were not directly or indirectly controlled by the business development company, would not be directly or indirectly under the control of a person who controls the business development company).

For purposes of this subsection, the term “executive officer” means the president, secretary, treasurer, any vice president in charge of a principal business function, and any other person who performs similar policymaking functions.

f.             Approval of proposed transactions. Notwithstanding subsection (d) of this section, a person described in subsection (e) may engage in a proposed transaction described in subsection (d) if such proposed transaction is approved by the required majority (as defined in subsection (o)) of the directors of or general partners in the business development company on the basis that—

1.             the terms thereof, including the consideration to be paid or received, are reasonable and fair to the shareholders or partners of the business development company and do not involve overreaching of such company or its shareholders or partners on the part of any person concerned;

2.             the proposed transaction is consistent with the interests of the shareholders or partners of the business development company and is consistent with the policy of such company as recited in filings made by such company with the Commission under the Securities Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and

3.             the directors or general partners record in their minutes and preserve in their records, for such periods as if such records were required to be maintained pursuant to section 31(a) [15 USCS § 80a-30(a)], a description of such transaction, their findings, the information or materials upon which their findings were based, and the basis therefor.

g.             Transactions in the ordinary course of business. Notwithstanding subsection (a) or (d), a person may, in the ordinary course of business, sell to or purchase from any company merchandise or may enter into a lessor-lessee relationship with any person and furnish the services incident thereto.

h.             Inquiry procedures. The directors of or general partners in any business development company shall adopt, and periodically review and update as appropriate, procedures reasonably designed to ensure that reasonable inquiry is made, prior to the consummation of any transaction in which such business development company or a company controlled by such business development company proposes to participate, with respect to the possible involvement in the transaction of persons described in subsections (b) and (e) of this section.

     •              The protections set forth in Section 61 of the 1940 Act, which requires the following:

a.             Exceptions for business development company. Notwithstanding the exemption set forth in section 6(f) [15 USCS § 80a-6(f)], section 18 [15 USCS § 80a-18] shall apply to a business development company to the same extent as if it were a registered closed-end investment company, except as follows:

1.             The asset coverage requirements of section 18(a)(1)(A) and (B) [15 USCS § 80a-18(a)(1)(A), (B)] applicable to business development companies shall be 200 per centum.

2.             Notwithstanding section 18(c) [15 USCS § 80a-18(c)], a business development company may issue more than one class of senior security representing indebtedness.

3.             Notwithstanding section 18(d) [15 USCS § 80a-18(d)]—

A.            a business development company may issue warrants, options, or rights to subscribe or convert to voting securities of such company, accompanied by securities, if—

i.             such warrants, options, or rights expire by their terms within ten years;

ii.             such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed;

iii.           the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; and

iv.            the proposal to issue such securities is authorized by the shareholders or partners of such business development company, and such issuance is approved by the required majority (as defined in section 57(o) [15 USCS § 80a-56(o)]) of the directors of or general partners in such company on the basis that such issuance is in the best interests of such company and its shareholders or partners;

B.            a business development company may issue, to its directors, officers, employees, and general partners, warrants, options, and rights to purchase voting securities of such company pursuant to an executive compensation plan, if—

i.             (I) in the case of warrants, options, or rights issued to any officer or employee of such business development company (including any officer or employee who is also a director of such company), such securities satisfy the conditions in clauses (i), (iii), and (iv) of subparagraph (A); or (II) in the case of warrants, options, or rights issued to any director of such business development company who is not also an officer or employee of such company, or to any general partner in such company, the proposal to issue such securities satisfies the conditions in clauses (i) and (iii) of subparagraph (A), is authorized by the shareholders or partners of such company, and is approved by order of the Commission, upon application, on the basis that the terms of the proposal are fair and reasonable and do not involve overreaching of such company or its shareholders or partners;

ii.             such securities are not transferable except for disposition by gift, will, or intestacy;

iii.           no investment adviser of such business development company receives any compensation described in paragraph (1) of section 205 of title II of this Act except to the extent permitted by clause (A) or (B) of that section; and

iv.            such business development company does not have a profit-sharing plan described in section 57(n) [15 USCS § 80a-56(n)]; and

C.            a business development company may issue warrants, options, or rights to subscribe to, convert to, or purchase voting securities not accompanied by securities, if—

i.             such warrants, options, or rights satisfy the conditions in clauses (i) and (iii) of subparagraph (A); and

ii.             the proposal to issue such warrants, options, or rights is authorized by the shareholders or partners of such business development company, and such issuance is approved by the required majority (as defined in section 57(o) [15 USCS § 80a-56(o)]) of the directors of or general partners in such company on the basis that such issuance is in the best interests of the company and its shareholders or partners.

Notwithstanding this paragraph, the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 25 per centum of the outstanding voting securities of the business development company, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to such company’s directors, officers, employees, and general partners pursuant to any executive compensation plan meeting the requirements of subparagraph (B) of this paragraph would exceed 15 per centum of the outstanding voting securities of such company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20 per centum of the outstanding voting securities of such company.

4.             For purposes of measuring the asset coverage requirements of section 18(a) [15 USCS § 80a-18(a)], a senior security created by the guarantee by a business development company of indebtedness issued by another company shall be the amount of the maximum potential liability less the fair market value of the net unencumbered assets (plus the indebtedness which has been guaranteed) available in the borrowing company whose debts have been guaranteed, except that a guarantee issued by a business development company of indebtedness issued by a company which is a wholly-owned subsidiary of the business development company and is licensed as a small business investment company under the Small Business Investment Act of 1958 shall not be deemed to be a senior security of such business development company for purposes of section 18(a) [15 USCS § 80a-18(a)] if the amount of the indebtedness at the time of its issuance by the borrowing company is itself taken fully into account as a liability by such business development company, as if it were issued by such business development company, in determining whether such business development company, at that time, satisfies the asset coverage requirements of section 18(a) [15 USCS § 80a-18(a)].

b.            Compliance. A business development company shall comply with the provisions of this section at the time it becomes subject to sections 55 through 65 [15 USCS § § 80a-54-80a-64], as if it were issuing a security of each class which it has outstanding at such time.

     •               The protections set forth in Section 63 of the 1940 Act, which requires the following:

Notwithstanding the exemption set forth in section 6(f) [15 USCS § 80a-6(f)], section 23 [15 USCS § 80a-23] shall apply to a business development company to the same extent as if it were a registered closed-end investment company, except as follows:

1.             The prohibitions of section 23(a)(2) [15 USCS § 80a-23(a)(2)] shall not apply to any company which (A) is a wholly-owned subsidiary of, or directly or indirectly controlled by, a business development company, and (B) immediately after the issuance of any of its securities for property other than cash or securities, will not be an investment company within the meaning of section 3(a) [15 USCS § 80a-3(a)].

2.             Notwithstanding the provisions of section 23(b) [15 USCS § 80a-23(b)], a business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock, and may sell warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, if—

A.            the holders of a majority of such business development company’s outstanding voting securities, and the holders of a majority of such company’s outstanding voting securities that are not affiliated persons of such company, approved such company’s policy and practice of making such sales of securities at the last annual meeting of shareholders or partners within one year immediately prior to any such sale, except that the shareholder approval requirements of this subparagraph shall not apply to the initial public offering by a business development company of its securities;

B.            a required majority (as defined in section 57(o) [15 USCS § 80a-56(o)]) of the directors of or general partners in such business development company have determined that any such sale would be in the best interests of such company and its shareholders or partners; and

C.            a required majority (as defined in section 57(o) [15 USCS § 80a-56(o)]) of the directors of or general partners in such business development company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of such company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

3.             A business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock upon the exercise of any warrant, option, or right issued in accordance with section 61(a)(3) [15 USCS § 80a-60(a)(3)].

By withdrawing its election, the Company has returned to a standard operating company with wholly owned subsidiaries. The Company will continue as a reporting public company and will still be subject to the Securities Exchange Act of 1934; however, it will no longer be subject to the 1940 Act.

Reasons for the Withdrawal of the Company as a BDC

Given the investment focus, asset mix, business and operations of the Company that will result from the implementation of its business plan, the Board believed that it was prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate many of the regulatory, financial reporting and other requirements and restrictions imposed by the Investment Company Act discussed above. For example:

Business Focus. As a result of the business plan, the nature of the Company’s business has changed from simply being in the business of investing, reinvesting, owning, holding, or trading in investment securities in the coal and energy industry to that of an operating company whose focus is on acquiring assets and controlling interests in companies in the coal and energy industry. The Board believes that BDC status would be inappropriate for such activities.

Issuance of Securities other than Common Stock. BDC’s are limited or restricted as to the type of securities other than common stock which they may issue. The issuance of convertible securities and rights to acquire shares of common stock (e.g., warrants and options) is restricted primarily because of the statutory interest in facilitating computation of the Company’s net asset value per share. In addition, issuances of senior debt and senior equity securities require that certain “asset coverage” tests and other criteria be satisfied on a continuing basis. This significantly affects the use of these types of securities because asset coverage continuously changes by variations in market prices of the Company’s investment securities. Operating companies, including holding companies operating through subsidiaries, benefit from having maximum flexibility to raise capital through various financing structures and means. The Board believes that it may be able to maximize shareholder value by having the ability to raise capital through various financing structures and means in order to make further acquisitions.

Issuance of Common Stock. By virtue of its BDC election, the Company may not issue new shares of Common Stock at a per share price less than the then net asset value per share of outstanding Common Stock without prior stockholder approval. Historically, the market prices for BDC stocks have been lower than net asset value, making it much more difficult for BDC’s to raise equity capital. While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company’s Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.

Compensation of Executives. The Investment Company Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, the issuance of Restricted Stock is generally prohibited. However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

Related Party Transactions. The Investment Company Act significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. To overcome these investment company restrictions, which are somewhat relaxed as applied to BDC’s, requires SEC approval, which is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company. The Company believes situations may arise in which a corporation’s best interests are served by such transactions. The Board believes that stockholders are adequately protected by the fiduciary obligations imposed on the Company’s directors under Nevada state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (provided full disclosure of all material facts regarding the transaction and the interested party’s relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its SEC filings.

Eligible Investments. As a BDC, the Company may not acquire any asset other than “Qualifying Assets” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the “70% test”). Because of the limitations on the type of investments the Company may make, as well as the Company’s total asset composition, the Company may be foreclosed from participating in prudent investment opportunities and otherwise lack diversification.

Moreover, the Company must incur significant general and administrative costs in order to comply with the regulations imposed by the Investment Company Act. Management devoted considerable time to issues relating to compliance with the Investment Company Act and the Company has incurred substantial consulting, legal and accounting fees with respect to such matters. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the stockholders of the Company. The Board believes that resources that were being expended on Investment Company Act compliance matters could be utilized more productively if devoted to the operation of the Company’s business. The Board has determined that the costs of compliance with the Investment Company Act are substantial, especially when compared to the Company’s relative size and net income, and that it therefore is in the financial interests of the stockholders for the Company to cease to be regulated under the Investment Company Act altogether.

The Board believes that the above reasons indicate that the restrictions of the Investment Company Act would have the effect of dampening market interest in the Company and hindering its financial growth in the future. The Board has determined that the most efficacious way to reduce these costs, improve profitability, and eliminate the competitive disadvantages the Company experiences due to compliance with the many requirements and restrictions associated with operating as a BDC under the Investment Company Act is to withdraw the Company’s election to be treated as a BDC.

BDC Qualifying Issues

In addition to the various compliance issues and related expenses noted as reasons for terminating the Company’s BDC status, the Board concluded that the BDC election should be revoked due to several potential issues relating to the Company’s qualifications as a BDC under the Investment Act of 1940. For example, the Board was concerned that some of the Company’s previously disclosed stock and option issuances may not have adhered to the Investment Company Act provisions. Specifically, the issuance of stock and options to officers and directors, which occurred on January 4, 2005 and February 9, 2005 might not have fully complied with the provisions of Section 61(a)3B and/or 61(a)3C of the Investment Company Act in that the shares and options were issued without a shareholder vote of approval and in an amount greater than 20 per centum of the outstanding voting securities of such company, Section 63 of the 1940 Act might also not have been adhered to by the issuance by the Company of stock in fulfillment of consulting contracts and in satisfaction of outstanding promissory notes, along with the issuance of stock at prices possibly below market value. These concerns highlighted for the Company the burdensome nature of the BDC regulations and need for the Company to withdraw its BDC election as soon as possible.

Therefore, on the unanimous recommendation of the Board and with the written consent of a majority of the shareholders of the Company, the Company withdrew its BDC election. The Company qualified for the immediate withdrawal of its BDC election by virtue of fact that the Company has never made a public offering of its securities and does not have more than 100 shareholders. Hence, the Company filed its immediate withdrawal on Form N54C on September 2, 2005.

Effect of Election to Withdrawal as a BDC on the Company’s Financial Statements

With the withdrawal of the Company’s election to be treated as a BDC on September 2, 2005, and its becoming an operating company, the fundamental nature of the Company’s business changed from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of operating businesses, with the goal of generating income from the operations of those businesses.

The election to withdraw the Company as a BDC under the Investment Company Act has resulted in a significant change in the Company’s required method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC’s to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company’s intent with respect to the period of time it intends to hold the investment. As an operating company, the Company must consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDC’s. However, the Company did not have any assets until the second quarter of 2005, with the acquisition by its subsidiary, Bronco Coal Company (a Utah corporation), on April 21, 2005, of the Columbia Coal Mine (“Columbia”) located in Books Cliff, near Price Utah. The estimated reserves of metallurgical coal at the mine are in excess of 100 million tons. The mine has been out of operation since 1966 and will require significant renovation and improvement to meet current standards and achieve operating efficiency. The Company does not expect significant production operations at the mine until the first quarter of 2006 at the earliest. The Company’s second quarter financial statements were presented in its Form 10-Q filed on August 16, 2005, as consolidated financial statements typical of an operating company.

The Company does not believe that the withdrawal of its election to be treated as a BDC will have any impact on its federal income tax status, since it has never elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. (Electing treatment as a regulated investment company under Subchapter M generally allows a qualified investment company to avoid paying corporate level federal income tax on income it distributes to its stockholders.) Instead, the Company has always been subject to corporate level federal income tax on its income (without regard to any distributions it makes to its stockholders) as a “regular” corporation under Subchapter C of the Code. There will be no change in its federal income tax status as a result of becoming an operating company.

Operating Company

As an operating company, the Company (i) is not limited in the amount of excessive leverage that it could incur, (ii) is permitted to issue Restricted Stock absent an order from the SEC to the contrary, and (iii) is not limited in the amounts or types of compensation that it could pay to executives.

In addition, the withdrawal of the Company’s election to be treated as a BDC does not affect the Company’s registration under Section 12(g) of the Exchange Act. Under the Exchange Act, the Company is still required to file periodic reports on Form 10-KSB, Form 10-QSB, Form 8-K, Information Statements and other reports required under the Exchange Act. The Board is also still subject to customary principles of fiduciary duty with respect to the Company and its stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2005 BRONCO ENERGY FUND, INC. By /s/ Dan Baker ------------------------------------ Dan Baker, Chief Executive Officer